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                                                                   EXHIBIT 10.45

                               L.B. FOSTER COMPANY

                                     MEDICAL
                                 REIMBURSEMENT
                                      PLAN

                            SUMMARY PLAN DESCRIPTION
                            EFFECTIVE JANUARY 1, 2004

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                     MEDICAL REIMBURSEMENT PLAN OF BENEFITS

Maximum Yearly Benefit for Plan  - MR1                                          $ 3,000
Maximum Yearly Benefit for Plan - MR2                                           $ 6,000
Maximum Lifetime Maximum for Substance Abuse                                    $25,000

Medical Reimbursement Plans provide Benefits for covered services allowed, but not covered in their entirety by the Basic Medical and Dental Plans. Deductibles and Co-payments may be reimbursed by these Plans, up to the Usual, Reasonable and Customary Charge. Services for which coverage is limited by the Basic Plan, such as Orthodontics, may be reimbursed up to the Reasonable and Customary charge. Penalties for failure to Pre-notify or charges declined due to a Pre-Existing Condition are not allowable under these Plans, as well as charges above any limits set by the Medical Reimbursement Plans.

Additionally, the Medical Reimbursement Plans contain provisions for vision care as listed in this schedule.

                       SCHEDULE OF BENEFITS FOR MR1 & MR2

                                                                                BENEFITS
                                                                                --------
BENEFIT PERCENTAGE:
     Medical Plan Pays                                                            100%
     Covered Person Pays                                                            0%

      BENEFITS AND SERVICES                              PLAN PAYS                                       COMMENTS
      ---------------------                              ---------                                       --------
HOSPITAL BENEFIT

Inpatient Hospital Services                             100% of UCR                             Pre-notification required
                                                                                                Benefit based on Semi-
                                                                                                private room rate.
Outpatient Hospital                                     100% of UCR

Skilled Nursing Facility                                100% of UCR                             Pre-notification required.

Emergency Room                                          100% of UCR                             Non-emergency care is not
                                                                                                covered.

MENTAL HEALTH & SUBSTANCE ABUSE BENEFITS

Inpatient Mental Health                                 100% of UCR                             Pre-notification required
Treatment

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
      BENEFITS AND SERVICES                              PLAN PAYS                                          COMMENTS
      ---------------------                              ---------                                          --------

Outpatient Mental Health                                100% of UCR
Treatment including
Psychological Testing

Inpatient Substance Abuse                               100% of UCR                             Pre-notification required.
Treatment

Outpatient Substance                                    100% of UCR                             Limited to 50 paid visits per year.
Abuse Treatment

MISCELLANEOUS SERVICES AND SUPPLIES

Home Health Care                                        100% of UCR

Hospice Care                                            100% of UCR                             Pre-notification required.
Inpatient

Hospice Care                                            100% of UCR
Outpatient

Bereavement Counseling                                  100% of UCR

Ambulance Service                                       100% of UCR

Durable Medical                                         100% of UCR
Equipment

Other outpatient care                                   100% of UCR

PROFESSIONAL SERVICES BENEFIT

Physician's visits                                      100% of UCR
-        Office Visit

-        Inpatient Hospital Visit                       100% of UCR
         or Consultation

-        Allergy                                        100% of UCR

-        Other Covered
         Injections                                     100% of UCR

Second Surgical Opinion                                 100% of UCR                             If a second surgical opinion is
                                                                                                required by Utilization Review but
                                                                                                not obtained, the penalty will not
                                                                                                be allowed under these Plans.
Obstetrics & Newborn                                    100% of UCR
Care

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
      BENEFITS AND SERVICES                              PLAN PAYS                                          COMMENTS
      ---------------------                              ---------                                          --------
Surgical Services                                       100% of UCR                             Includes surgeon and facility.
                                                                                                Pre-notification required for all
                                                                                                In-patient and outpatient surgical
                                                                                                procedures. Pre-notification not
                                                                                                required for office surgery.

Transplant Services                                     100% of UCR                             Donor/Procurement related to a
                                                                                                transplant is NOT COVERED.
Diagnostic Laboratory & X-ray                           100% of UCR
Expenses

Supplemental Accident Benefit                           100% of UCR

REHABILITATION THERAPY

Chiropractic Care                                       100% of UCR                             Limited to $500 per calendar year

Acupuncture Treatment                                   NOT COVERED

Temporomandibular Joint Disorders                       NOT COVERED
(TMJ)

Chemotherapy                                            100% of UCR

Radiation Therapy                                       100% of UCR

Respiratory Therapy                                     100% of UCR

Speech Therapy                                          100% of UCR

Physical Therapy                                        100% of UCR

Occupational Therapy                                    100% of UCR

PREVENTIVE CARE

Well Care

-        Physical Exam                                  100% of UCR

-        Other Well Services                            100% of UCR

Mammogram                                               100% of UCR

GYN & Pap                                               100% of UCR

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
      BENEFITS AND SERVICES                              PLAN PAYS                                          COMMENTS
      ---------------------                              ---------                                          --------
PSA testing                                             100% of UCR

Well Child Care includes reimbursement for the following services: office visits, physical examination, laboratory tests, x-rays, immunizations and cancer screenings.

DENTAL BENEFITS

Preventive Services                                     100% of UCR

Basic Services                                          100% of UCR

Major Services                                          100% of UCR

Orthodontics                                            100% of UCR

VISION BENEFITS

Exams                                                   100% of UCR                             Limited to 1 per 12 months.

Glasses                                                 100% of UCR                             Limited to 2 pair per 24 months.

Frames                                                  100% of UCR                             Limited to $75 per set.

Contacts                                                100% of UCR                             Limited to 2 pair per 24 months
   or
Disposable Contacts                                     100% of UCR                             Limited to $150 maximum

PRESCRIPTION BENEFITS

Retail or Mail Order                                                                            Reimbursable after prescription
Prescriptions                                           100% of UCR                             deductible has been met.

Benefits for this coverage may be increased if a prescription change occurs. Also, if a medical condition requires more frequent services, these Benefits may be increased to meet that requirement. Any such condition will have to be documented by a letter of Medical Necessity.

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                   EXCLUSIONS FOR MEDICAL REIMBURSEMENT PLANS
 (IN ADDITION TO THOSE OUTLINED IN THE GROUP INSURANCE PLAN MEDICAL EXCLUSIONS
                                AND LIMITATIONS)

MEDICAL EXCLUSIONS
AMOUNTS over the Usual, Reasonable and Customary Charge;

CHARGES ALREADY PAID by the L.B. Foster Company's basic medical and dental plans;

CHARGES THAT ARE NOT COVERED in part by the L.B. Foster Company's medical and dental Plans, unless specifically stated in the Schedule of Benefits;

PENALTIES accessed for non-compliance assessed with Utilization Review Requirements.

VISION EXCLUSIONS

NON-PRESCRIPTION EYE GLASSES;

OVERSIZED LENSES, SPECIAL TINTING, SPECIAL POLISHING, SPECIAL LENS COATINGS;

PRESCRIPTION EXCLUSIONS

COVERED PRESCRIPTION DRUGS

         - Drugs prescribed by a physician that require a prescription by federal law unless otherwise excluded.

         - All compound medications containing at least one prescription ingredient in a therapeutic amount.

         - Insulin when prescribed by a physician; needles, syringes and diabetic supplies, i.e. blood test strips, lancets, alcohol swabs, diabetic meters.

         -        Oral contraceptives

         -        Immunosuppressants

         -        Dermatological agents used to treat acne

         - Immune Response Modifiers, such as. Betaseron, Avonex and Copaxone and Rebif

         -        Oral and injectable sexual dysfunction drugs

LIMITS TO COVERED PRESCRIPTION DRUG BENEFIT

      The covered benefit for any one prescription will be limited to:

         -        The quantity limits established by the plan

         -        Refills only up to the time specified by a physician

         -        Refills up to one year from the date of order by a physician

         - Certain prescription drugs require prior-authorization. A partial list is below:

         -All anabolic steriods

         -Drugs to treat Attention Deficit Hyperactivity Disorder or Narcolepsy

         -Remicade for treatment of Crohn's Disease

         -Infertility Drugs are limited to 7 cycles per lifetime; 30 days supply per prescription

         -Dermatological agents used to treat acne over the age of 25

         -Xolair

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         -Synagis

         -Lotronex; Zelnorm

         -Synvisc; Hylagan Limit to 2 cycles of injections per lifetime

         -Weight Loss medications (dx of morbid obesity)

         -Migraine Medications are limited to the manufacturer or FDA standard guidelines

         -Toradol;Stadol NS (quantity limits will apply)

EXCLUDED PRESCRIPTION DRUGS

         - Over the Counter products that may be bought without a written prescription or their equivalents. This does not apply to injectable insulin, insulin syringes and needles and diabetic supplies, which are specifically included.

         - Devices of any type even though such devices may require a prescription. This includes (but not limited to) therapeutic devices or appliances such as Implantable insulin pumps and ancillary pump products.

         - Immunization Agents, biological serum, biological immune globulins and vaccines.

         -        Implantable time-released medications.

         - Experimental or Investigational Drugs or drugs prescribed for experimental, Non-FDA approved, indications.

         -        Drugs approved by the FDA for cosmetic use only, i.e. Renova

         - Compound chemical ingredients or combination of federal legend drugs in a Non FDA approved dosage form.

         -        Nutritional Supplements except for metabolic conditions only.

         -        Weight loss medications

         -        Injectable arthritis medications: Enbrel, Kineret, Humira and
                  Remicade

         -        Influenza medications

         -        Growth Hormones

         - Miscellaneous supplies, i.e. batteries, logbooks, adapters, videotapes

         -        Hair reduction agents or hair replacement agents, i.e.
                  Propecia or Vaniqa

         -        Fluoride

         -        Ceredase, Cerezyme

         -        Xyrem

         -        Pravigard

         -        Sarafem

         -        Blood Products and blood factor

         -        Amieve and Raptiva

         - Any prescription that you are entitled to receive without charge from any Workers Compensation or similar law or municipal state or Federal program.

         - Charges for the administration of a drug by an attending physician

         - Charges for medication that is to be taken by or administered to you, in whole or part, while you are a patient in a licensed hospital, rest home, sanitarium, extended care facility, convalescent hospital or nursing home.

         -        Drugs for tobacco dependency.

         -        Cosmetic drugs, even if ordered for non-cosmetic purposes.

         -        Charges for giving or injecting drugs.